2018 Shareholder Presentation (OTCQX: CLDB) Exhibit 99.1

Agenda & Content Legal 3 Corporate Overview 4 Corporate Strategy 7 Shareholder Value 16 Commitment to Technology 20 Commitment to Community Banking 21 2017 Financial Highlights 24 2018 Quarterly Results – Quarter ended March 31, 2018 27

Forward-Looking Statement The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Any forward-looking statement is not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the risk factors disclosed in Item 1A, “Risk Factors” In the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Many of these factors are beyond the Company’s ability to control or predict, and readers are cautioned not to put undue reliance on these forward-looking statements. The following list, which is not intended to be an all-encompassing list of risks and uncertainties affecting the Company, summarizes several factors that could cause the Company’s results to differ materially from those anticipated or expected in these forward-looking statements: Conditions in the financial markets, the real estate markets and economic conditions generally. Enactment of new legislation and increased regulatory oversight. Changes in interest rates. Future expansions including new branch openings, acquisition of other financial institutions and new business lines or new product or service offerings. Changes in accounting standards Other factors not currently anticipated may also materially and adversely affect the Company’s results of operations, cash flows and financial position. There can be no assurance that future results will meet expectations. While the Company believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. The Company does not undertake, and expressly disclaims, any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as may be required by applicable law.

Founded in 1892. Headquartered in Cortland, Ohio One of 183 Ohio bank and mutuals 6th largest stock bank in NE Ohio with total assets of $663 million One of approximately 50 banks, trading under CLDB on the OTCQX marketplace Corporate Overview

13 branch locations and 1 Loan Production Office. Operates in five Ohio Counties encompassing three NE Ohio Markets – the Mahoning Valley, Cleveland and Akron-Canton Approximately 160 employees Seasoned management team. Top four executives have an average of 29 years of experience Corporate Overview

Full service banking organization generating revenues from diversified business lines including Commercial Banking Retail Banking Private Banking Mortgage Lending Wealth Management Earnings driven by disciplined organic loan growth and stable and growing core deposit base Corporate Overview

Organic Loan/Deposit Growth Retail Transformation Strategy Improve Operating Efficiency Enhance Value for Shareholders Commitment to Community Bank Model Cortland’s Corporate Strategy

Corporate Strategy – Organic Loan/Deposit Growth Action Continued expansion of relationships in established markets Entry into Hudson, Ohio to provide new growth opportunities Ongoing evaluation of opportunities to Grow in “new” markets” Continue to grow Loan-to-Deposit Ratio

Corporate Strategy – Organic Loan/Deposit Growth Promote “Kasasa” suite of products to grow core deposits and overall market share Kasasa Cash offering 2% APY on balances up to $25000. Kasasa Cash Back offers 2.00% cash back earned on debit card purchases up to $400 monthly (maximum monthly payout: $8.00) Kasasa Tunes offers Rewards you with your choice of iTunes, Google Play or Amazon credits Additional Feature: Unlimited ATM Refunds, Nationwide Reward Qualifications:* • 12 debit card purchases per cycle • 1 minimum online banking login per cycle •1 account per primary owners SSN • No minimum balance required • All accounts auto-qualify for rewards in the first statement cycle

Corporate Strategy – Organic Loan/Deposit Growth Results Grew deposits by more than 8%, $12 million in new deposits generated from Hudson location. Generated $133 million in loan closings for the year. Loan to Deposit Ratio grows to 83.2% at year end.

Corporate Strategy – Retail Transformation Action Gather deposits in rural communities Lend deposits in more robust suburban markets Close/consolidate branches having flat loan and deposit growth Redesign/relocate branches to enhance customer experience and meet efficiency goal Replace operational “branch manager” positions with sales-oriented Business Banker positions Focus: Migrate towards a “universal” banking concept to accommodate changes in customer behaviors and to streamline staff needs

Corporate Strategy – Retail Transformation Results Branch change Canfield – Opened September 2015 Hudson – Opened January 2017 Boardman – Closed August 2017 Bristol – Renovations completed December 2017 Average deposits per branch increases from $30 million per branch to approximately $40 million per branch with branch office opening/closings Land purchased for new bank owned Hubbard branch.

Corporate Strategy – Improve Operating Efficiency Action Improve operating efficiency through revenue diversification and expense control Results Branch closure announced in August with additional branch transformation and expense reduction measures announced in November. Total estimated expense reductions - $730,000+ Efficiency Ratio improves from 71.1% at 1Q2017 to 64.7% at 1Q2018 Item 8.01 Other Events On November 7, 2017, Cortland Bancorp (the “Company”) (OTCQX: CLDB), the holding company parent of The Cortland Savings and Banking Company (the “Bank”), executed a workforce realignment as a result of a comprehensive business review to increase operational efficiencies, improve financial performance and strengthen the Company’s value proposition.

Corporate Strategy – Enhance Shareholder Value Action Provide long term value through growth and profitability Manage cash dividend payout in a range of 25%-49% Results $13.94 Book Value per share improves 6.82% from prior year. Dividend Payout 2015 – 24.74% 2016 - 25.23% 2017 - 39.39%

Corporate Strategy – Enhance Shareholder Value Results $13.94 Book Value per share improves 6.82% from prior year. Total Shareholder Return 1 Year – 19.62% 3 Year – 37.53% 5 Year – 129.25% 111.34% increase in stock price since 2012

Total Shareholder Return as measured at December 31, 2017 Last Change %Change Volume 52-Week High 52-Week Low As Of CLDB-OTCQX $21.47 $0.27 1.27 868 $26.00 (3/6/2018) $17.00 (8/17/2017) 43234

Price 5/21/2018 $21.00 52 Wk High--$26.00 52 Wk Low-- $17.00 Tangible Book (3/31/2018)$13.63 Price/Tangible Book 154% P/E Ratio 21.37x Dividend Yield2.05% Market Cap$92.6M Shares Outstanding4.4M Shareholder Value CLDB –OTCQX 13.37% Russell 3000 Price Change 13.63% SNL U.S. Bank $500-$1B 17.92% 1 Year Price Change (OTCQX: CLDB)

Shareholder Benefits Competitive Dividend Yield (*) CLDB 2.05% Peer Ave. 2.30% Dividend Reinvestment Program offers convenient method for purchasing shares Supplemental cash contributions for the purchase of additional shares. Minimum supplemental investment of $100 per month up to $2,500 per month. Trade facilitation options available through Cortland share repurchase placement with market makers * Source: SNL Global Market Intelligence. Peer group includes all OTC listed Ohio Banks

Shareholder Communications – Coming in 2018 Town Hall Meetings Expanded visibility Revised Performance Summary Expanded IR Presence press releases webcasts virtual investor conferences

Commitment to Technology 2017 Instant Issue Debit Cards Digital Wallet ( Apple Pay, Google Pay ) Mobile Banking Enhancements Pay a Person, GiftPay, Rush Delivery 2018 New ATM’s New Account opening onboarding and teller system enhancements designed to improve the customer experience

Commitment to Community Banking Directors have deep ties to the communities in which they live and work Directors and Executives are typically stakeholders, aligning their interest with the interest of all shareholders. Company Insiders own 10% of CLDB shares Community bankers offer nimble decision making on business loans because decisions are made locally Decisions rest with officers and directors who are members of our communities

Commitment to Community Banking Executives and Officers are leaders in community services The Company invests in the communities we serve American Heart Association Heart Walk United Way Day of Caring Junior Achievement at Lakeview Elementary

Commitment to Community Banking Individuals and family have long standing relationships with their community banks. Approximately 75% of our ownership remains in the hands of investors in the public community including many local family, neighbors, businesses owners.

2017 Financial Highlights (In thousands of dollars) December 31, 2017 December 31, 2016 % Change Balance Sheet Assets $711,101 $655,184 8.53% Gross Loans $487,490 $419,768 16.13% Deposits $585,851 $539,850 8.52%

2017 Financial Highlights ($s in thousands) ** December 31, 2017 December 31, 2016 % Change Operating Performance Income before tax expense $6,767 $5,998 12.8% Net Income $4,350 $4,871 (10.7%) Per Common Share: Earnings per share $0.99 $1.11 (10.8%) Book Value $13.94 $13.05 6.8% ROAA 0.68%* 0.80% (15.0%) ROAE 7.25%* 8.27% (12.3%) *ROAA of 0.88% ROAE of 9.33% excluding income tax expense as a result of the passage of $1.2 million charge to federal the “Tax Cuts and Jobs Act”

2017 Financial Highlights ($s in thousands) December 31, 2017 December 31, 2016 % Change Asset Quality Total Non-performing Assets $6,009 $9,111 (34.05) Nonperforming assets/Total Assets 0.85% 1.39% (38.85) Net C/O’s ($390) ($376) 3.72 Net C/O/Total Assets 0.09% 0.10% (10.00)

2018 Results – Quarter ended March 31, 2018 ($s in thousands) Performance March 31, 2018 March 31, 2017 % Change Income before tax expense $1,778 $1,190 49.4% Net Income $1,537 $1,000 53.7% Per Common Share: Earnings per share $0.35 $0.23 52.2% Book Value $13.63 $13.09 4.13% ROAA 0.91 0.63 44.4% ROAE 10.13% 6.94% 46.0%

2018 Results – Quarter ended March 31, 2018 ($s in thousands) Performance March 31, 2018 March 31, 2017 % Change Salaries & Benefits $2,450 $2,742 (10.65) Occupancy and equipment 597 615 (2.93) Total Non – Interest Expense $4,326 $4,647 (6.91) Efficiency Ratio 64.66% 71.13% 9.10

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